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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 20, 2000
                                                         ----------------

                          NEXTLINK Communications, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                         000-22939                   91-1738221
--------                         ---------                   ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


           1505 Farm Credit Drive, McLean, Virginia             22102
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

       Registrant's Telephone Number, including area code: (703) 547-2000
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

NEXTLINK Communications, Inc. announced the closing of the previously announced $850 million investment by Forstmann Little in NEXTLINK. In the transaction, Forstmann Little made the $850 million equity investment in the form of preferred stock that is convertible into NEXTLINK common stock, giving Forstmann Little ownership of approximately 8 percent of NEXTLINK's current fully diluted common shares. NEXTLINK's press release announcing the closing, filed herewith as Exhibit 99.1, is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

          The following exhibit is filed as part of this report:

          99.1    Press Release, dated January 20, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEXTLINK COMMUNICATIONS, INC.


                                        By: /s/ Gary D. Begeman
                                            ------------------------------
                                            Gary D. Begeman
                                            Vice President and General Counsel


Dated: January 24, 2000


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                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated January 20, 2000.